UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Issue of Notes by Western Power Distribution plc

Pursuant to a subscription agreement, dated November 3, 2015, by and among Western Power Distribution plc (the “Issuer”), Banco Santander, S.A., Barclays Bank plc, Lloyds TSB Bank plc and RBC Europe Limited (together the “Joint Lead Managers”), HSBC Bank plc, Mitsubishi UFJ Securities International plc, Mizuho International plc and The Royal Bank Of Scotland plc (together the “Co-Lead Managers”, together with the Joint Lead Managers, the “Managers”), the Issuer agreed to issue and the Managers agreed to subscribe for £500 million aggregate nominal value of 3.625% Notes due 2023 (“the Notes”). The Issuer is an indirect wholly owned subsidiary of PPL Corporation (“PPL”) and the principal holding company for the four distribution network operating companies that comprise PPL’s U.K. Regulated segment: Western Power Distribution (East Midlands) plc, Western Power Distribution (South Wales) plc, Western Power Distribution (South West) plc and Western Power Distribution (West Midlands) plc. The Notes were issued on a standalone basis pursuant to the key terms of the Notes as set forth in the Prospectus dated November 3, 2015 (the “Prospectus”). On November 6, 2015, the Issuer issued the Notes and received proceeds of £495,480,000, net of fees paid to the Managers of the offering. The net proceeds from the offering will be used by the Issuer for general corporate purposes (including the re-financing of existing debt). The Notes have been admitted to the official list of the UK Listing Authority and have been admitted to trading on the London Stock Exchange’s Regulated Market.

A copy of the Prospectus is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the actual terms of the exhibits filed herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1.1	Prospectus of Western Power Distribution plc £500,000,000 3.625% Notes due 2023.

4.1	Trust Deed, dated November 6, 2015, by and among Western Power Distribution plc as Issuer, and HSBC Corporate Trustee Company (UK) Limited as Note Trustee.

4.2	Agency Agreement, dated November 6, 2015, by and among Western Power Distribution plc as Issuer, HSBC Corporate Trustee Company (UK) Limited and HSBC Bank plc as Principal Paying Agent.

4.3	Subscription Agreement, dated November 3, 2015, by and among Western Power Distribution plc as Issuer, Banco Santander, S.A., Barclays Bank plc, Lloyds TSB Bank plc, RBC Europe Limited, HSBC Bank plc, Mitsubishi UFJ Securities International plc, Mizuho International plc and The Royal Bank Of Scotland plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger
Vice President and Controller

Dated:   November 6, 2015